UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

STERLING INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2025 (the “Effective Date”), Sterling Infrastructure, Inc. (the “Company”, “we”, “us”, or “our”) and CEC Facilities, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CEC Facilities Group, LLC, a Texas limited liability company (the “Seller”), MCEC, LLC, a Texas limited liability company and wholly-owned subsidiary of the Seller (“MCEC” and together with the Seller, the “Sellers” or the “Seller Parties”), CEC Electrical, Inc., a Texas corporation, in its capacity as a member of Seller (“CEC Electrical”), Brad Smith, an individual resident of the state of Texas, and Daniel Williams, an individual resident of the state of Texas, each in his capacity as a member of Seller (collectively and together with CEC Electrical, the “Members”), and Ray Waddell, an individual resident of the state of Texas (the “Beneficial Owner” and together with the Seller Parties and the Members, the “Seller Group Members”). The Purchase Agreement provides that Purchaser will acquire substantially all of the assets and will assume certain liabilities related to outstanding obligations of the Seller Parties under certain (i) agreements, (ii) benefit programs, (iii) benefits and payments related to employment, (iv) warranties for work and services previously performed, and (v) taxes related to the Seller Parties’ business and transfer taxes for which Purchaser is liable, in each case pursuant to the terms and conditions of the Purchase Agreement (the “Acquisition”) for aggregate consideration of $505,000,000 consisting of (i) $450,000,000 in cash (as may be adjusted pursuant to the terms and conditions set forth in the Purchase Agreement); and (ii) 285,275 shares of the Company’s common stock, $0.01 par value per share (the “Shares”), valued at $55,000,000, to be issued to the Seller Group Members, as applicable, at the closing of the Acquisition. The Shares will be subject to lock-up agreements to be entered into by the Seller Group Members, as applicable, and the Company in connection with the closing of the Acquisition for 12 months (with respect to 25% of the Shares to be issued to the applicable Seller Group Members in connection with the closing of the Acquisition) and 18 months (with respect to the remaining Shares to be issued to the applicable Seller Group Members in connection with the closing of the Acquisition) after the closing of the Acquisition. The Seller Parties are engaged in the business of providing electrical, mechanical, and technological design, construction, installation, and maintenance services to clients operating within various industries across the United States.

Additionally, under the Purchase Agreement, following the closing of the Acquisition, upon the satisfaction of certain operating income thresholds attributable to the Seller Parties during (i) applicable one-year periods beginning on January 1, 2026 and continuing indefinitely thereafter and (ii) the one-year period from January 1, 2029 through December 31, 2029, subject to certain other conditions set forth in the Purchase Agreement, Purchaser may be required to make certain additional cash payments to the Sellers up to an aggregate of $80,000,000 as an earn-out.

In connection with the Purchase Agreement, Purchaser agreed to enter into employment agreements with certain of the Seller Parties’ key employees (the “Key Employees”). The employment agreements generally provide for base salaries to be paid to the Key Employees and certain benefits, including health, life and disability insurance. The employment agreements have an initial term of five years, commencing from the Effective Date, and automatically renew for successive one-year periods thereafter, unless either party provides 90-days’ written notice of its intent not to renew the employment agreement.

The Purchase Agreement contains customary representations and warranties and certain covenants for transactions of this type, including negotiated covenants by the Seller Parties and Seller Group Members to indemnify the Company for breaches of certain representations, warranties, covenants, and retained liabilities in the Purchase Agreement, subject to certain exclusions and caps. In connection with its entry into the Purchase Agreement, the Company also bound a customary buyer-side representations and warranties insurance policy (the “R&W Insurance Policy”) to cover certain losses arising out of a breach of the representations and warranties of the Seller Group Members contained in the Purchase Agreement and certain pre-closing taxes of the Seller Parties. The R&W Insurance Policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions.

The Purchase Agreement provides for certain termination rights, including (i) by mutual written consent, (ii) if the Acquisition is not consummated on or prior to 120 days following the execution of the Purchase Agreement, (iii) if either Purchaser or the Seller Parties fail to materially comply with any of its covenants or materially breaches its representations and warranties and such failure or breach cannot be cured or is not cured within 30 business days of receipt of written notice of such failure or breach from the non-breaching party, or (iv) if any court or governmental authority shall have issued a non-appealable order which permanently restrains, enjoins or prohibits the Acquisition.

The Purchase Agreement contains representations and warranties of the parties, which have been made for the benefit of the other party and should not be relied upon by any other person. Such representations and warranties (i) have been qualified by schedules and exhibits, (ii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iii) are made as of specified dates, and (iv) may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations and warranties should not be relied upon as characterizations of the actual state of facts.

The closing of the Acquisition is subject to the satisfaction of certain closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, receipt of any necessary pre-closing consents or waivers, and other customary closing conditions. Accordingly, the Company can give no assurances as to whether the Acquisition will ultimately be consummated. Subject to the foregoing, the parties anticipate that the Acquisition will close in the third quarter of 2025.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 to this Report is incorporated herein by reference. The Shares are being offered and are expected to be issued at the closing of the Acquisition pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as offers and sales not involving any public offering. In addition, the Seller Group Members made representations and warranties to the Company in the Purchase Agreement regarding, among other things, each of their status as an accredited investor and investment intent.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains statements that are considered forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the anticipated closing date of the Acquisition; our plans, objectives, expectations, forecasts, and intentions. All of these types of statements, other than statements of historical fact included in this Report, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “guidance,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this Report are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Report are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Factors that could affect actual results include but are not limited to: the possibility that the anticipated benefits of the Acquisition cannot be fully realized or may take longer to realize than expected, the ability to timely complete necessary regulatory requirements and satisfy other closing conditions, the integration of CEC’s business will be more costly or take longer than expected, the ability to hire and retain key CEC personnel, delay in closing date, the ability to maintain the quality and profitability of the existing CEC service offerings and expand the business, and the ability to maintain favorable relations with key business partners, suppliers, and vendors, as well as the other risk factors disclosed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. There can be no assurance that the Acquisition or any other transaction described above will in fact be consummated in the manner described or at all. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of June 16, 2025, by and among CEC Facilities, LLC, Sterling Infrastructure, Inc., CEC Facilities Group, LLC, MCEC, LLC, CEC Electrical, Inc., Brad Smith, in his capacity as a member of CEC Facilities Group, Daniel Williams, in his capacity as a member of CEC Facilities Group, LLC and as the sellers’ representative, and Ray Waddell, in his capacity as beneficial owner

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING INFRASTRUCTURE, INC.

Date: June 18, 2025	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer

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